                                                                     Exhibit 4.1

DATE OF ISSUE       CERTIFICATE NUMBER       RUN/TFR. NO.        REGISTER       NUMBER OF SHARE(S)

                                 [COMPANY LOGO]

             Semiconductor Manufacturing International Corporation (Incorporated in the Cayman Islands with limited liability)

                               SHARE CERTIFICATE

THIS IS TO CERTIFY THAT THE UNDERMENTIONED PERSON(S) IS/ARE THE REGISTERED HOLDER(S) OF FULLY PAID ORDINARY SHARE(S) OF US$0.0004 EACH IN THE CAPITAL OF SEMICONDUCTOR MANUFACTURING INTERNATIONAL CORPORATION (THE "COMPANY") AS DETAILED BELOW SUBJECT TO THE MEMORANDUM AND ARTICLES OF ASSOCIATION OF THE COMPANY.

[                        ]    CODE:

                              NUMBER OF SHARE(S):

[                        ]

    GIVEN UNDER THE SECURITIES SEAL OF THE COMPANY ON THE DATE STATED ABOVE.

         __________________________           __________________________
                CHAIRMAN                            COMPANY SECRETARY

NO TRANSFER OF ANY OF THE ABOVE SHARE(S) CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE.
BRANCH SHARE REGISTRAR AND TRANSFER OFFICE IN HONG KONG: COMPUTERSHARE HONG KONG INVESTOR SERVICES LIMITED, SHOPS 1712-1716, 17TH FLOOR, HOPEWELL CENTRE, 183 QUEEN'S ROAD EAST, HONG KONG.

DATE OF ISSUE       CERTIFICATE NUMBER      RUN/TRF. NO.         REGISTER       NUMBER OF SHARE(S)

                                 [COMPANY LOGO]

             Semiconductor Manufacturing International Corporation (Incorporated in the Cayman Islands with limited liability)

                               SHARE CERTIFICATE

THIS IS TO CERTIFY THAT THE UNDERMENTIONED PERSON(S) IS/ARE THE REGISTERED HOLDER(S) OF FULLY PAID ORDINARY SHARE(S) OF US$0.0004 EACH IN THE CAPITAL OF SEMICONDUCTOR MANUFACTURING INTERNATIONAL CORPORATION (THE "COMPANY") AS DETAILED BELOW SUBJECT TO THE MEMORANDUM AND ARTICLES OF ASSOCIATION OF THE COMPANY.

[                        ]    CODE:

                              NUMBER OF SHARE(S):

[                        ]

    GIVEN UNDER THE SECURITIES SEAL OF THE COMPANY ON THE DATE STATED ABOVE.

         __________________________           __________________________
                CHAIRMAN                            COMPANY SECRETARY


THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. TO THE EXTENT PERMITTED BY LAW, NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS SUCH TRANSFER IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION REQUIREMENTS OF SUCH ACT, AS DETERMINED IN ITS SOLE DISCRETION BY THE COMPANY.
THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN A SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT DATED AS OF [*], 2004. A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY. TO THE EXTENT PERMITTED BY LAW, NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL SUCH RESTRICTIONS HAVE BEEN COMPLIES WITH.

NO TRANSFER OF ANY OF THE ABOVE SHARE(S) CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS SHARE CERTIFICATE.
BRANCH SHARE REGISTRAR AND TRANSFER OFFICE IN HONG KONG: COMPUTERSHARE HONG KONG INVESTOR SERVICES LIMITED, SHOPS 1712-1716, 17TH FLOOR, HOPEWELL CENTRE, 183 QUEEN'S ROAD EAST, HONG KONG.

                        (A. SAMPLE OF [FORM OF TRANSFER])